Share-Based Compensation	12 Months Ended
Dec. 31, 2015
Share-based Compensation, Allocation and Classification in Financial Statements [Abstract]
Share-Based Compensation
Share-Based Compensation
We adopted the QIAGEN N.V. Amended and Restated 2005 Stock Plan (the 2005 Plan) in 2005 and the QIAGEN N.V. 2014 Stock Plan (the 2014 Plan) in 2014. The 2005 Plan expired by its terms in April 2015 and no further awards will be able to be granted under the 2005 Plan. The plans allow for the granting of stock rights and incentive stock options, as well as non-qualified options, stock grants and stock-based awards, generally with terms of up to 10 years, subject to earlier termination in certain situations. Generally, options vest over a three-year period. The vesting and exercisability of certain stock rights will be accelerated in the event of a Change of Control, as defined in the plans. To date, all option grants have been at the market value on the grant date or at a premium above the closing market price on the grant date. We issue Treasury Shares to satisfy option exercises and had approximately 19.7 million Common Shares reserved and available for issuance under the 2005 and 2014 Plans at December 31, 2015.
Stock Options
No stock options were granted in 2015 or 2014. During the year ended December 31, 2013, we granted 543,903 stock options. The following are the weighted-average assumptions used in valuing the stock options granted to employees for the year ended December 31, 2013:

2013
Stock price volatility	27%
Risk-free interest rate	0.88%
Expected life (in years)	4.93
Dividend rate	0%
Forfeiture rate	4.1%

A summary of the status of employee stock options as of December 31, 2015 and changes during the year then ended is presented below:

All Employee Options	Number of Shares (in thousands)	Weighted Average Exercise Price	Weighted Average Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2015	2,531	$18.23
Exercised	(669)	$15.30
Forfeited	(22)	$17.01
Expired	(19)	$12.80
Outstanding at December 31, 2015	1,821	$19.37	4.59	$15,080
Vested at December 31, 2015	1,670	$19.27	4.36	$14,001
Vested and expected to vest at December 31, 2015	1,817	$19.37	4.59	$15,048

Generally, stock option grants are valued as a single award with a single average expected term and are amortized over the vesting period. The weighted-average grant-date fair value of options granted during the years ended December 31, 2013 was $4.94. The total intrinsic value of options exercised during the years ended December 31, 2015, 2014 and 2013 was $7.0 million, $6.3 million and $25.3 million, respectively. At December 31, 2015, the unrecognized share-based compensation expense related to employee stock option awards including estimated forfeitures is approximately $0.2 million and will be recognized over a weighted average period of approximately 0.27 years.
At December 31, 2015, 2014 and 2013, 1.7 million, 2.1 million and 2.3 million options were exercisable at a weighted average price of $19.27, $18.10 and $16.99 per share, respectively. The options outstanding at December 31, 2015 expire in various years through 2023.
Stock Units
Stock units represent rights to receive Common Shares at a future date and include restricted stock units which are subject to time-vesting only and performance stock units which include performance conditions in addition to time-vesting. There is no exercise price and the fair market value at the time of the grant is recognized over the requisite vesting period, generally 3 to 5 years, and in certain grants 10 years. The fair market value is determined based on the number of restricted stock units granted and the market value of our shares on the grant date. Pre-vesting forfeitures were estimated to be approximately 7.2%. At December 31, 2015, there was $77.5 million remaining in unrecognized compensation cost including estimated forfeitures related to these awards, which is expected to be recognized over a weighted average period of 4.49 years. The weighted average grant date fair value of stock units granted during the years ended December 31, 2015, 2014 and 2013 was $24.91, $22.73 and $21.30, respectively. The total fair value of stock units that vested during the years ended December 31, 2015, 2014 and 2013 was $28.7 million, $34.1 million and $22.6 million, respectively.
A summary of stock units as of December 31, 2015 and changes during the year are presented below:

Stock Units	Stock Units (in thousands)	Weighted Average Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2015	9,160
Granted	1,691
Vested	(1,153)
Forfeited	(742)
Outstanding at December 31, 2015	8,956	2.46	$247,757
Vested and expected to vest at December 31, 2015	7,298	2.27	$189,560

Compensation Expense
Share-based compensation expense before taxes for the years ended December 31, 2015, 2014 and 2013 totaled approximately $27.6 million, $42.2 million and $37.9 million, respectively, as shown in the table below. The excess tax benefit realized for the tax deductions of the share-based payment arrangements totaled $3.3 million, $1.6 million and $3.1 million, respectively, for the years ended December 31, 2015, 2014 and 2013.

Compensation Expense (in thousands)	2015	2014	2013
Cost of sales	$2,460	$2,726	$3,337
Research and development	6,037	6,650	7,632
Sales and marketing	6,180	8,290	10,412
General and administrative	12,890	24,522	16,554
Share-based compensation expense	27,567	42,188	37,935
Less: income tax benefit	6,511	9,685	8,832
Net share-based compensation expense	$21,056	$32,503	$29,103

Total share-based compensation expense in 2015 was lower compared to 2014 following a reassessment on stock units with performance criteria. Total share-based compensation expense in 2014 was higher compared to 2013 due to incremental expense of $1.4 million recognized in connection with retirement provisions for Supervisory Board members. No share-based compensation cost was capitalized in inventory in 2015, 2014 or 2013 as the amounts were not material.